EXHIBIT 99.3

HOLLY HOLDER SUPPORT AGREEMENT

        This HOLLY HOLDER’S SUPPORT AGREEMENT (this “Agreement”), dated as of March 30, 2003, is by and between Frontier Oil Corporation, a Wyoming corporation (“Frontier”), and the undersigned holder (the “Holder”) of shares or options to acquire shares of common stock of Holly Corporation, a Delaware corporation (the “Holly”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.

RECITALS

         A.   Frontier, Holly and other parties have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement") pursuant to which Merger Sub Two will merge (the "Merger") with and into Holly, with Holly surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;

         B.   As of the date hereof, Holder "beneficially owns" (as such term is defined in Rule 13d-3 under the Exchange Act) and Holder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of Common Stock, par value $0.01 per share, of Holly (the "Common Stock") set forth beneath the Holder's name on the signature page hereto, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Holly affecting the Common Stock (such shares of Common Stock, together with any other shares of Common Stock the voting power over which is acquired by Holder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Holder's "Subject Shares");

         C.   As a condition to the willingness of Frontier to enter into the Merger Agreement, and as an inducement and in consideration therefor, Frontier has required that Holder agree, and Holder has agreed, to enter into this Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1.     Voting Agreement And Irrevocable Proxy.

         (a)   Agreement to Vote the Subject Shares. Holder, solely in Holder's capacity as a stockholder of Holly, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of Holly, however called, or in connection with any written consent of the holders of any class or classes of the capital stock of Holly, Holder shall vote (or cause to be voted) Holder's Subject Shares (i) in favor of the approval and adoption of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) at every meeting of the stockholders of Holly (or in connection with any written consent) at which such matters are considered and at every adjournment thereof, (ii) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Holly or any of its subsidiaries under the Merger Agreement or of Holder under this Agreement, and (iii) except as otherwise agreed to in writing in advance by Frontier, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Holly or any of its subsidiaries and any Holly Acquisition Proposal; (B) any sale, lease or transfer of a significant part of the assets (other than sales of current assets in the ordinary course of business) of Holly or any of its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of Holly or any of its subsidiaries (each of the actions in clauses (A) or (B), a "Business Combination"); and (C)(1) any change in the persons who constitute the board of directors of Holly that is not approved in advance by at least a majority of the persons who were directors of Holly as of the date of this Agreement (or their successors who were so approved); (2) any change in the present capitalization of Holly or any amendment of Holly's certificate of incorporation or bylaws; (3) any other material change in Holly's corporate structure or business; or (4) any other action or proposal involving Holly or any of its subsidiaries that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Holder agrees not to enter into any agreement, letter of intent, agreement in principle or understanding with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(a) of the Delaware General Corporation Law for the duration of the Voting Period.

         (b)   Grant of Irrevocable Proxy. Holder hereby appoints Frontier and any designee of Frontier, and each of them individually, such Holder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Holder's Subject Shares in accordance with Section 1(a). This proxy is given to secure the performance of the duties of Holder under this Agreement. Holder shall promptly cause a copy of this Agreement to be deposited with Holly at its principal place of business. Holder shall execute such other instruments as may be necessary to effectuate the intent of this proxy.

         (c)   Nature of Irrevocable Proxy. The proxy and power of attorney granted pursuant to Section 1(b) by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Holder. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Holder. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to Section 212(b) of the Delaware General Corporation Law, is coupled with an interest and is granted to Frontier a party to this voting agreement which is created under Section 218(a) of the Delaware General Corporation Law and is intended to be valid during the Voting Period, which the parties understand and agree may be more than eleven months from the date hereof.

         2.   Covenants. Except for pledges in existence as of the date hereof, Holder agrees that, except as contemplated by the terms of this Agreement, Holder shall not (a) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to, or consent to, the sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of Holder's Subject Shares; (b) grant any proxies or powers of attorney in respect of the Subject Shares, deposit any of Holder's Subject Shares into a voting trust or enter into a voting agreement with respect to any of Holder's Subject Shares; (c) exercise any Holly Stock Options or fail to give any requested or required consent to the conversion of any Holly Stock Options into Parent Stock Options as provided for in and pursuant to the Merger Agreement; or (d) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Holder's ability to perform Holder's respective obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Holder from assigning or transferring any Subject Shares beneficially owned by Holder to any spouse, parent, child, trust, trust beneficiary, estate, family partnership, partner, foundation (whether family, private or public) or other charitable organization (a "Permitted Transferee") if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Holder hereunder. Holder further agrees to timely execute and deliver a Holly Rule 145 Agreement as contemplated by the Merger Agreement.

         3.   Representations and Warranties of Holders. Holder hereby represents and warrants to Frontier as follows:

         (a)   Due Authority. Holder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If Holder is an entity, Holder is duly organized and validly existing under the laws of the jurisdiction of its organization, and Holder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holder have, if Holder is an entity, been duly authorized by all necessary action on the part of Holder, and, assuming its due authorization, execution and delivery by Frontier, constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

         (b)   Ownership of Shares. Holder legally or beneficially owns (within the definition of Rule 13d-3 under the Exchange Act) the number of shares of Common Stock set forth beneath Holder's name on the signature page hereto. The number of shares of Common Stock set forth beneath Holder's name on the signature page hereto are all of the shares of Common Stock legally or beneficially owned by Holder. Holder has sole voting power and sole power of disposition, in each case with respect to all of shares of Common Stock set forth beneath Holder's name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Common stock issuable pursuant to stock options held by Holder.

         (c)   No Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby (it being understood that nothing herein shall prevent Holder's compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Holder, the consummation by Holder of the transactions contemplated hereby or compliance by Holder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holder is a party or by which Holder or any of Holder's Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holder's ability to perform Holder's obligations under this Agreement.

         (d)   Reliance by Frontier. Holder understands and acknowledges that Frontier is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

         4.  Representations and Warranties of Frontier. Frontier hereby represents and warrants to Holder as follows:

         (a)   Due Organization, etc. Frontier is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Frontier has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Frontier has been duly authorized by all necessary action on the part of Frontier and, assuming its due authorization, execution and delivery by Holder, constitutes a valid and binding obligation of Frontier, enforceable against Frontier in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (b)   Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Frontier and the consummation by Frontier of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Frontier, the consummation by Frontier of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Frontier, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Frontier is a party or by which Frontier or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Frontier's ability to perform its obligations under this Agreement.

         (c)   Reliance by Holder. Frontier understands and acknowledges that Holder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Frontier.

         5.   Miscellaneous.

         (a)   Holder Capacity. If Holder is or becomes during the term hereof a director or officer of Holly, Holder does not make any agreement or understanding herein in Holder's capacity as such director or officer. Holder executes this Agreement solely in Holder's capacity as the record holder or beneficial owner of Holder's Subject Shares and nothing herein shall limit or affect any actions previously or hereafter taken by Holder in Holder's capacity as an officer or director of Holly. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of Holly to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer, and without regard to whether he or she is, without limitation, (i) a trustee or co-trustee of one or more Holders, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Holders, or (iii) a beneficiary of one or more Holders.

         (b)   Publication. Holder hereby permits Frontier to publish and disclose in the Proxy Statement/Prospectus (including all documents and schedules filed with the Securities and Exchange Commission) Holder's identity and ownership of shares of Common Stock and the nature of Holder's commitments, arrangements, and understandings pursuant to this Agreement.

         (c)   Further Actions. Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

         (d)   Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

         (e)   Binding Effect; Benefit; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees, heirs, estates and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, except by will or by the laws of descent and distribution, without the prior written consent of each of the other parties, except that Frontier may assign and transfer its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Frontier. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.

         (f)   Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

         (g)   Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

         (h)   Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (i)   No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (j)   Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         (k)   Headings. The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         (l)   Counterparts; Facsimiles. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

         (m)   Termination. This Agreement shall terminate, and neither Frontier nor Holder shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Frontier and Holder, (ii) the Effective Time, (iii) the termination of the Merger Agreement pursuant to its terms or (iv) October 31, 2003; provided, further, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Section 2(a) shall survive the termination of this Agreement by reason of clause (ii) of the preceding sentence until 90 days after the Effective Time and Sections 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

FRONTIER OIL CORPORATION, a Wyoming corporation

By: __________________________________________________________
Name: __________________________________________________________
Title: __________________________________________________________

HOLDER

Printed Name: ______________________________
Number of Shares of Common Stock owned:

______________________________________________
Number of Shares of Common Stock issuable upon
exercise of Stock Options held:

______________________________________________

SCHEDULE A

         The following individuals have signed the Holly Holder Support Agreement:

1. Frontier Oil Corporation
   By:  James R. Gibbs
        Chairman of the Board, President
        and Chief Executive Office

2. Holly Holders:

-------------------------------------- ---------------------------------- --------------------- ----------------------
                Name                                 Title                Number of Shares of   Number of Options to
                                                                           Holly Common Stock      Purchase Holly
                                                                                                    Common Stock
-------------------------------------- ---------------------------------- --------------------- ----------------------
C. Lamar Norsworthy, III               Chairman of the Board and Chief                 636,209                320,000
                                       Executive Officer
-------------------------------------- ---------------------------------- --------------------- ----------------------
Matthew P. Clifton                     President and Director                           36,705                276,000
-------------------------------------- ---------------------------------- --------------------- ----------------------
W. John Glancy                         Senior Vice President,
                                       Secretary, General Counsel and
                                       Director                                            400                106,000
-------------------------------------- ---------------------------------- --------------------- ----------------------
Nona Barrett                           Stockholder                                     605,644                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
William J. Gray                        Director                                         30,098                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
Marcus R. Hickerson                    Director                                          9,112                 10,000
-------------------------------------- ---------------------------------- --------------------- ----------------------
Thomas K. Matthews, II                 Director                                            800                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
Robert G. McKenzie                     Director                                          2,000                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
Jack P. Reid                           Director                                        108,719                100,000
-------------------------------------- ---------------------------------- --------------------- ----------------------
Paul T. Stoffel                        Director                                        572,400                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
Brown Brothers Harriman Trust          Stockholder
Company of Texas, as trustee for
various trusts                                                                       3,022,272                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
NBN Capital Limited Partnership        Stockholder                                     571,712                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------
NBN Asset Management Company, L.L.C.   Stockholder                                           4                      0
-------------------------------------- ---------------------------------- --------------------- ----------------------

         Total                                                                       5,596,075                812,000
-------------------------------------- ---------------------------------- --------------------- ----------------------